                                                                    EXHIBIT 4.9C

                            AGREEMENT AND AMENDMENT


                  AGREEMENT AND AMENDMENT, dated as of February 28, 1996 (the "February 1996 Agreement and Amendment"), among COLUMBIA/HCA HEALTHCARE
 -------------------------------------
CORPORATION, a Delaware corporation formerly known as Columbia Healthcare Corporation (the "Company"), the several banks and other financial institutions
                  -------
from time to time parties hereto (the "Banks"), BANK OF AMERICA NATIONAL TRUST
                                       -----
AND SAVINGS ASSOCIATION, CREDIT LYONNAIS CAYMAN ISLAND BRANCH, DEUTSCHE BANK AG, THE FIRST NATIONAL BANK OF CHICAGO, THE INDUSTRIAL BANK OF JAPAN, LIMITED, ATLANTA AGENCY, MORGAN GUARANTY TRUST COMPANY OF NEW YORK, NATIONSBANK, N.A., PNC BANK, KENTUCKY, INC., COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A. "RABOBANK NEDERLAND", NEW YORK BRANCH, THE SAKURA BANK, LTD. NEW YORK BRANCH, THE SUMITOMO BANK LIMITED, NEW YORK BRANCH, TORONTO DOMINION (TEXAS), INC. AND WACHOVIA BANK OF GEORGIA, N.A., as Co-Agents (collectively, the "Co-Agents"),
                                                                 ---------
and CHEMICAL BANK, a New York banking corporation, as agent for the Banks hereunder (in such capacity, the "Agent") and as CAF Loan agent (in such
                                  -----
capacity, the "CAF Loan Agent").
               --------------


                              W I T N E S S E T H :


                  WHEREAS, the Company, the Co-Agents, the Agent, the CAF Loan Agent and certain banks and other financial institutions (the "Original Banks")
                                                               --------------
are parties to the Agreement and Amendment, dated as of February 27, 1995 (the "February 1995 Agreement and Amendment"), adopting and incorporating by
 -------------------------------------
reference all of the terms and provisions of the Credit Agreement, dated as of February 10, 1994 as incorporated by reference into and amended by the September 1994 Agreement and Amendment (as defined below) (as so adopted and incorporated by reference into and amended by the February 1995 Agreement and Amendment and as further amended, supplemented or otherwise modified to the date hereof, the "Original Credit Agreement"), pursuant to which such parties committed to make
 -------------------------
loans to the Company for a period of 364 days;

                  WHEREAS, effective as of the Closing Date (as defined below), the Company intends to terminate the Commitments (as defined in the Original Credit Agreement) of the Original Banks under the Original Credit Agreement pursuant to subsection 2.4(a) of the Original Credit Agreement;

                  WHEREAS, the Company has requested that the Co-Agents, the Agent, the CAF Loan Agent and the Banks enter into a new agreement adopting and incorporating by reference all of the terms and provisions of the Original Credit Agreement with certain amendments and modifications thereto; and

                  WHEREAS, the Co-Agents, the Agent, the CAF Loan Agent and the Banks are willing to so enter into a new agreement, but only upon the terms and subject to the conditions set forth below;

                  NOW THEREFORE, in consideration of the promises and mutual agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each of the parties hereto, the parties hereto hereby agree as follows:

                  SECTION 1. Adoption and Incorporation of Original Credit
                             ---------------------------------------------
Agreement. Subject to the amendments and modifications set forth in Sections 3
- ---------
through 11 of this Agreement, all of the terms and provisions of the Original Credit Agreement are hereby adopted and incorporated by reference into this Agreement, with the same force and effect as if fully set forth herein. This Agreement shall not constitute an amendment or waiver of any provision of the Original Credit Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Company that would require an amendment, waiver or consent of the Agent or the Banks except as expressly stated herein. Except as expressly amended hereby, the provisions of the Original Credit Agreement as adopted and incorporated by reference into this Agreement are and shall remain in full force and effect.

                  SECTION 2. Definitions. As used in this Agreement, terms
                             -----------
defined herein are used as so defined and, unless otherwise defined herein, terms defined in the Original Credit Agreement are used herein as therein defined.

                  SECTION 3. Defined Terms. For purposes of this Agreement,
                             -------------
subsection 1.1 of the Original Credit Agreement as adopted and incorporated by reference into this Agreement is hereby amended as follows:

                  (a) by deleting the defined terms "Agreement", "Applicable Margin", "Closing Date", "Original Banks" and "Original Credit Agreement" in their entirety and substituting in lieu thereof in proper alphabetical order the following:

                  "`Agreement': the Original Credit Agreement as adopted and
                    ---------
         incorporated by reference into the February 1996 Agreement and Amendment, as amended by the February 1996 Agreement and Amendment and as further amended, supplemented or otherwise modified from time to time.";

                  "`Applicable Margin': (i) with respect to Alternate Base Rate
                    -----------------
         Loans, 0% per annum and (ii) with respect to Eurodollar Loans, 0.205% per annum.";

                  "'Closing Date': the date on which all of the conditions
                    ------------
         precedent for the Closing Date set forth in Section 12 of the February 1996 Agreement and Amendment shall have been fulfilled; provided,
                                                                 ---------
         however, that for purposes of Section 4 of the Original Credit
         -------
         Agreement, the term "Closing Date" shall mean the Original Closing Date.";

                  "'Original Banks': as defined in the recitals to the February
                    --------------
         1996 Agreement and Amendment."; and

                  "'Original Credit Agreement': as defined in the Recitals to
                    -------------------------
         the February 1996 Agreement and Amendment.".

                  (b) by inserting in said subsection 1.1 of the Original Credit Agreement in the appropriate alphabetical order the following defined term:

                  "`February 1996 Agreement and Amendment': the Agreement and
                    -------------------------------------
         Amendment, dated as of February 28, 1996, among the Company, the Banks, Bank of America National Trust and Savings Association, Credit Lyonnais Cayman Island Branch, Deutsche Bank AG, The First National Bank of Chicago, The Industrial Bank of Japan, Limited, Atlanta Agency, Morgan Guaranty Trust Company of New York, NationsBank, N.A., PNC Bank, Kentucky, Inc., Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. "Rabobank Nederland", New York Branch, The Sakura Bank, Ltd. New York Branch, The Sumitomo Bank Limited, New York Branch, Toronto Dominion (Texas), Inc. and Wachovia Bank of Georgia, N.A., as Co-Agents, the Agent and the CAF Loan Agent.".

                  SECTION 4. Facility Fee. For purposes of this Agreement,
                             ------------
subsection 2.3(a) of the Original Credit Agreement as adopted and incorporated by reference into this Agreement is hereby amended by deleting the word "0.080%" therein and substituting in lieu thereof the word "0.070%".

                  SECTION 5. Financial Information. For purposes of this
                             ---------------------
Agreement, subsection 3.3 of the Original Credit Agreement as adopted and incorporated by reference into this Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

                  "3.3  Financial Information.  The Company has furnished
                        ---------------------
         to the Agent and each Bank copies of the following:

                  (a) the Annual Report of the Company for the fiscal year ended December 31, 1994, containing the consolidated balance sheet of the Company and its Subsidiaries as at said date and the related consolidated statements of income, common stockholders' equity and changes in financial position for the fiscal year then ended, accompanied by the opinion of Coopers & Lybrand;

                  (b) the Annual Report of the Company on Form 10-K for the fiscal year ended December 31, 1994;

                  (c) quarterly financial statements of the Company, including balance sheets, for the fiscal periods ended March 31, 1995, June 30, 1995 and September 30, 1995; and

                  (d) Current Reports on Form 8-K filed with the Securities and Exchange Commission on November 20, 1995 and December 5, 1995, respectively.

         Such financial statements (including any notes thereto) have been prepared in accordance with GAAP and fairly present the financial conditions of the corporations covered thereby at the dates thereof and the results of their operations for the periods covered thereby, subject to normal year-end adjustments in the case of interim statements. As of the date hereof, neither the Company nor any of its Subsidiaries has any known contingent liabilities of any significant amount which are not referred to in said financial statements or in the notes thereto which could reasonably be expected to have a material adverse effect on the business or assets or on the condition, financial or otherwise, of the Company and its Subsidiaries, on a consolidated basis.".

                  SECTION 6. Litigation. For purposes of this Agreement,
                             ----------
subsection 3.6 of the Original Credit Agreement as adopted and incorporated by reference into this Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

                  "3.6 Litigation. Except as disclosed in the Company's Annual
                       ----------
         Report on Form 10-K for its fiscal year ended December 31, 1994 and its Quarterly Reports on Form 10-Q for its fiscal quarters ended March 31, 1995, June 30, 1995 and September 30, 1995, in each case as filed with the Securities and Exchange Commission and previously distributed to the Banks, and except as set forth on Schedule V hereto, there is no litigation, at law or in equity, or any proceeding before any federal, state, provincial or municipal board or other governmental or administrative agency pending or to the knowledge of the Company threatened which, after giving effect to any applicable insurance, may involve any material risk of a material adverse effect on the business or assets or on the condition, financial or otherwise, of the Company and its Subsidiaries on a consolidated basis or which seeks to enjoin the consummation of any of the transactions contemplated by this Agreement or any other Loan Document and involves any material risk that any such injunction will be issued, and no judgment, decree, or order of any federal, state, provincial or municipal court, board or other governmental or administrative agency has been issued against the Company or any Subsidiary which has, or may involve, a material risk of a material adverse effect on the business or assets or on the condition, financial or otherwise, of the Company and its Subsidiaries on a consolidated basis. The Company does not believe that the final resolution of the matters disclosed in its Annual Report on Form 10-K for its fiscal year ended December 31, 1994 and its Quarterly Reports on Form 10-Q for its fiscal quarters ended March 31, 1995, June 30, 1995 and September 30, 1995, in each case as filed with the Securities and Exchange Commission and previously distributed to the Banks, and of the matters set forth on Schedule V hereto will have a material adverse effect on the business or assets or condition, financial or otherwise, of the Company and its Subsidiaries on a consolidated basis.".

                  SECTION 7. Negative Pledge. For purposes of this Agreement,
                             ---------------
subsection 5.12 of the Original Credit Agreement as adopted and incorporated by reference into this Agreement is hereby amended (a) by deleting the phrase "except for" in the first sentence thereof and substituting in lieu thereof the following phrase:

                  "and the Company will not create or have outstanding any security on or over the capital stock of any of its Subsidiaries that own a Principal Property and will ensure that no Subsidiary will create or have outstanding any security on or over the capital stock of any of its respective Subsidiaries that own a Principal Property except in either case for";

                  (b) by inserting the phrase "or on capital stock, as the case may be," immediately after each occurrence of the word "property" in paragraph
(b) of the first sentence thereto; and

                  (c) by deleting paragraph (f) of the first sentence thereto in its entirety and substituting in lieu thereof the following:

                  "(f) any security created in connection with the borrowing of funds if within 120 days such funds are used to repay Indebtedness in at least the same principal amount as secured by other security of Principal Property or capital stock of a Subsidiary that owns a Principal Property, as the case may be, with an independent appraised fair market value at least equal to the appraised fair market value of the Principal Property or capital stock of a Subsidiary that owns a Principal Property, as the case may be, secured by the new security; and".

                  SECTION 8. Commitment Amounts and Percentages; Lending
                             -------------------------------------------
Offices; Addresses for Notice. For purposes of this Agreement, Schedule I to the
- -----------------------------
Original Credit Agreement as adopted and incorporated by reference into this Agreement is hereby amended by deleting such Schedule in its entirety and substituting in lieu thereof
Schedule I to this Agreement.

                  SECTION 9. Subsidiaries of the Company. For purposes of this
                             ---------------------------
Agreement, Schedule II to the Original Credit Agreement as adopted and incorporated by reference into this Agreement is hereby amended by deleting such
Schedule in its entirety and substituting in lieu thereof Schedule II to this Agreement.

                  SECTION 10. Indebtedness. For purposes of this Agreement,
                              ------------
Schedule III to the Original Credit Agreement as adopted and incorporated by reference into this Agreement is hereby amended by deleting such Schedule in its entirety and substituting in lieu thereof Schedule III to this Agreement.

                  SECTION 11. Litigation. For purposes of this Agreement, the
                              ----------
Original Credit Agreement as adopted and incorporated by reference into this Agreement is hereby amended by adding thereto Schedule V to this Agreement.

                  SECTION 12. Conditions Precedent. The obligations of each Bank
                              --------------------
to make the Loans contemplated by subsections 2.1 and 2.2 of the Original Credit Agreement as adopted and incorporated by reference into this Agreement shall be subject to the compliance by the Company with its agreements herein contained (including its agreements contained in the Original Credit Agreement as adopted and incorporated by reference into this Agreement) and to the satisfaction on or before the Closing Date of the following further conditions:

                  (a) Loan Documents. The Agent shall have received (i) this
                      --------------
Agreement, executed and delivered by a duly authorized officer of the Company, with a counterpart for each Bank, and (ii) for the account of each Bank, a Revolving Credit Note and a Grid CAF Loan Note conforming to the requirements hereof and executed by a duly authorized officer of the Company.

                  (b) Legal Opinions. On the Closing Date each Bank shall have
                      --------------
received from any general, associate, or assistant general counsel to the Company or any other counsel to the Company satisfactory to the Agent, such opinions as the Agent shall have reasonably requested with respect to the transactions contemplated by this Agreement.

                  (c) Company Officers' Certificate. The representations and
                      -----------------------------
warranties contained in Section 3 of the Original Credit Agreement as adopted and incorporated by reference into, and as amended by, this Agreement shall be true and correct on the Closing Date with the same force and effect as though made on and as of such date; on and as of the Closing Date and after giving effect to this Agreement, no Default shall have occurred (except a Default which shall have been waived in writing or which shall have been cured) and no Default shall exist after giving effect to the Loan to be made; and the Agent shall have received a certificate containing a representation to these effects dated the Closing Date and signed by a Responsible Officer.

                   (d) General. All instruments and legal and corporate
                       -------
proceedings in connection with the Loans contemplated by this Agreement shall be satisfactory in form and substance to the Agent, and the Agent shall have received copies of all documents, and favorable legal opinions and records of corporate proceedings, which the Agent may have reasonably requested in connection with the Loans and other transactions contemplated by this Agreement.

                  (e) Termination of Commitments of the Original Banks. On the
                      ------------------------------------------------
Closing Date, the Commitments (as defined in the Original Credit Agreement) of the Original Banks under the February 1995 Agreement and Amendment shall have been terminated.

                  SECTION 13. Expenses. The Company agrees to pay or reimburse
                              --------
the Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Agreement and the Notes and any other documents prepared in connection herewith, and the consummation of the transactions contemplated hereby and thereby, including, without limitation, the reasonable fees and disbursements of counsel to the Agent.

                  SECTION 14. GOVERNING LAW. THIS AGREEMENT AND THE NOTES AND
                              -------------
THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                  SECTION 15. Counterparts. This Agreement may be executed by
                              ------------
one or more of the parties to this Agreement on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Company and the Agent.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                             COLUMBIA/HCA HEALTHCARE CORPORATION


                             By: /s/ David Anderson
                                 ------------------------------------------
                                 Name: David Anderson
                                 Title: Vice President - Finance


                             CHEMICAL BANK, as Agent, as CAF
                             Loan Agent and as a Bank


                             By: /s/ Mary E. Cameron
                                 ------------------------------------------
                                 Name: Mary E. Cameron
                                 Title: Vice President


                             BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                             ASSOCIATION, as a Co-Agent and as a Bank


                             By: /s/ Ruth Z. Edwards
                                 ------------------------------------------
                                 Name: Ruth Z. Edwards
                                 Title: Vice President


                             CREDIT LYONNAIS CAYMAN ISLAND BRANCH, as a
                             Co-Agent and as a Bank


                             By: /s/ Farboud Tavangar
                                 ------------------------------------------
                                 Name: Farboud Tavangar
                                 Title: Authorized Signature


                             DEUTSCHE BANK AG, NEW YORK AND/OR CAYMAN
                             ISLANDS BRANCH, as a Co-Agent and as a Bank


                             By: /s/ Stephan A. Wiedemann /s/ Tom Foley
                                 ------------------------------------------
                                 Name: Stephan A. Wiedemann/Tom Foley
                                 Title: Vice President/Associate

                             THE FIRST NATIONAL BANK OF CHICAGO,
                             as a Co-Agent and as a Bank


                             By: /s/ L. Richard Schiller
                                 ------------------------------------------
                                 Name: L. Richard Schiller
                                 Title: Vice President


                             THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                             ATLANTA AGENCY, as a Co-Agent and as a Bank


                             By: /s/ Shusai Nagai
                                 ------------------------------------------
                                 Name: Shusai Nagai
                                 Title: General Manager


                             MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as a Co-Agent and as a Bank


                             By: /s/ Penelope J.B. Cox
                                 ------------------------------------------
                                 Name: Penelope J.B. Cox
                                 Title: Vice President


                             NATIONSBANK, N.A. as a Co-Agent and as a Bank


                             By: /s/ Patrick J. Neal
                                 ------------------------------------------
                                 Name: Patrick J. Neal
                                 Title: Vice President

                             By: /s/ S.W. Choppin
                                 ------------------------------------------
                                 Name: S.W. Choppin
                                 Title: Vice President


                             PNC BANK, KENTUCKY, INC. as a Co-Agent and as a Bank


                             By:/s/ Jefferson M. Green
                                 ------------------------------------------
                                 Name: Jefferson M. Green
                                 Title: Vice President

                             COOPERATIEVE CENTRALE RAIFFEISEN-
                             BOERENLEENBANK B.A. "RABOBANK NEDERLAND", NEW YORK BRANCH, as a Co-Agent and as a Bank


                             By: /s/ Terrell Boyle /s/ W. Jeffrey Vollack
                                 ------------------------------------------
                                 Name: Terrell Boyle/W. Jeffrey Vollack
                                 Title: VP/VP, Manager


                             THE SAKURA BANK, LTD. NEW YORK BRANCH, as a
                             Co-Agent and as a Bank


                             By: /s/ Masahiro Nakajo
                                 ------------------------------------------
                                 Name: Masahiro Nakajo
                                 Title: Senior VP & Manager


                             THE SUMITOMO BANK LIMITED, NEW YORK BRANCH, as a Co-Agent and as a Bank


                             By: /s/ Yoshinori Kawamura
                                 ------------------------------------------
                                 Name: Yoshinori Kawamura
                                 Title: Joint General Manager


                             TORONTO DOMINION (TEXAS), INC., as a Co-Agent and as a Bank


                             By: /s/ Diane Bailey
                                 ------------------------------------------
                                 Name: Diane Bailey
                                 Title: Vice President


                             WACHOVIA BANK OF GEORGIA, N.A., as a Co-Agent and as a Bank


                             By: /s/ Nick T. Weaver
                                 ------------------------------------------
                                 Name: Nick T. Weaver
                                 Title: Vice President


                             FIRST INTERSTATE BANK OF CALIFORNIA, as a
                             Bank


                             By: /s/ Peter G. Olson /s/ Lancy Gin
                                 ------------------------------------------
                                 Name: Peter G. Olson/Lancy Gin
                                 Title: Senior VP/Asst. VP

                             THE FUJI BANK LIMITED, as a Bank


                             By: /s/ S. Fujimoto
                                 ------------------------------------------
                                 Name: S. Fujimoto
                                 Title: Joint General Manager


                             THE MITSUBISHI BANK, LTD., as a Bank


                             By: /s/ Hiroaki Fuchida
                                 ------------------------------------------
                                 Name: Hiroaki Fuchida
                                 Title: Senior Vice President


                             DAI ICHI KANGYO BANK, as a Bank


                             By: /s/ Noboru Hasegawa
                                 ------------------------------------------
                                 Name: Noboru Hasegawa
                                 Title: General Manager


                             THE BANK OF NEW YORK, as a Bank


                             By: /s/ Gregory L. Batson
                                 ------------------------------------------
                                 Name: Gregory L. Batson
                                 Title: Vice President


                             SUNTRUST BANK, NASHVILLE, N.A., as a Bank


                             By: /s/ Kevin P. Lavender
                                 ------------------------------------------
                                 Name: Kevin P. Lavender
                                 Title: Group Vice President


                             ABN AMRO BANK N.V., as a Bank


                             By: /s/ Kathryn C. Toth /s/ S.K. Kersten
                                 ------------------------------------------
                                 Name: K.C. Toth/S.K. Kersten
                                 Title: Vice President/Asst. VP

                             THE TOKAI BANK, LIMITED, NEW YORK BRANCH, as a Bank


                             By: /s/ Masaharu Muto
                                 ------------------------------------------
                                 Name: Masahuru Muto
                                 Title: Deputy General Manager


                             FIRST UNION NATIONAL BANK OF NORTH CAROLINA, as a Bank


                             By: /s/ Joseph H. Towell
                                 ------------------------------------------
                                 Name: Joseph H. Towell
                                 Title: Senior Vice President


                             THE NORTHERN TRUST COMPANY, as a Bank


                             By: /s/ Pete T. Sinelli
                                 ------------------------------------------
                                 Name: Pete T. Sinelli
                                 Title: Commercial Banking Officer


                             MELLON BANK, N.A., as a Bank


                             By: /s/ Richard Arnington
                                 ------------------------------------------
                                 Name: Richard Arnington
                                 Title: Vice President


                             ARAB BANK PLC, GRAND CAYMAN BRANCH, as a Bank


                             By: /s/ Peter Boyadjian
                                 ------------------------------------------
                                 Name: Peter Boyadjian
                                 Title: Senior Vice President


                             THE BANK OF NOVA SCOTIA, as a Bank


                             By: /s/ W.J. Brown
                                 ------------------------------------------
                                 Name: W.J. Brown
                                 Title: Vice President

                             CITIBANK, N.A. as a Bank


                             By: /s/ Thomas D. Stott
                                 ------------------------------------------
                                 Name: Thomas D. Stott
                                 Title: Vice President


                             COMMERZBANK AG, as a Bank


                             By: /s/ Harry P. Yergey Eric R. Kagerer
                                 ------------------------------------------
                                 Name: Harry P. Yergey/Eric R. Kagerer
                                 Title: Vice President/Asst. VP


                             DEN DANSKE BANK AKTIESELSKAB, as a Bank


                             By: /s/ John A. O'Neill
                                 ------------------------------------------
                                 Name: John A. O'Neill
                                 Title: Vice President

                             By: /s/ Bent V. Christensen
                                 ------------------------------------------
                                 Name: Bent V. Christensen
                                 Title: Vice President


                             FIRST AMERICAN NATIONAL BANK, as a Bank


                             By: /s/ Sandra G. Hamrick
                                 ------------------------------------------
                                 Name: Sandra G. Hamrick
                                 Title: Assistant Vice President


                             FLEET NATIONAL BANK OF CONNECTICUT, as a Bank


                             By: /s/ Amy E. Fredericks
                                 ------------------------------------------
                                 Name: Amy E. Fredericks
                                 Title: Vice President


                             THE MITSUBISHI TRUST AND BANKING CORPORATION, as a Bank


                             By: /s/ Hachiro Hosoda
                                 ------------------------------------------
                                 Name: Hachiro Hosoda
                                 Title: Senior Vice President

                             NATIONAL CITY BANK, KENTUCKY, as a Bank


                             By: /s/ Deroy Scott
                                 ------------------------------------------
                                 Name: Deroy Scott
                                 Title: Vice President


                             BARNETT BANK OF TAMPA, N.A., as a Bank


                             By: /s/ Lawrence Katz
                                 ------------------------------------------
                                 Name: Lawrence Katz
                                 Title: Vice President


                             THE BANK OF TOKYO TRUST COMPANY, as a Bank


                             By: /s/ Amanda S. Ryan
                                 ------------------------------------------
                                 Name: Amanda S. Ryan
                                 Title: Vice President


                             UNITED STATES NATIONAL BANK OF OREGON, as a
                             Bank


                             By: /s/ Fiza Noordin
                                 ------------------------------------------
                                 Name: Fiza Noordin
                                 Title: Corporate Banking Officer


                             THE SUMITOMO TRUST & BANKING CO., LTD., NEW
                             YORK BRANCH, as a Bank


                             By: /s/ Suraj P. Bhatia
                                 ------------------------------------------
                                 Name: Suraj P. Bhatia
                                 Title: Senior Vice President & Manager
                                 of Corporate Finance


                             YASUDA TRUST AND BANKING, as a Bank


                             By: /s/ Makoto Tagawa
                                 ------------------------------------------
                                 Name: Makoto Tagawa
                                 Title: Deputy General Manager

                             THE BANK OF YOKOHAMA LTD., NEW YORK BRANCH, as a Bank


                             By: /s/ Takeshi Suzuki
                                 ------------------------------------------
                                 Name: Takeshi Suzuki
                                 Title: VP & Senior Manager


                             BANCA NAZIONALE DEL LAVORO S.P.A. - NEW YORK
                             BRANCH, as a Bank


                             By: /s/ Giulio Giovine
                                 ------------------------------------------
                                 Name: Giulio Giovine
                                 Title: Vice President

                             By: /s/ Carlo Vecchi
                                 ------------------------------------------
                                 Name: Carlo Vecchi
                                 Title: Senior Vice President


                             THE BOATMEN'S NATIONAL BANK OF ST. LOUIS, as a Bank


                             By: /s/ David E. Wilsdorf
                                 ------------------------------------------
                                 Name: David E. Wilsdorf
                                 Title: Vice President


                             THE MITSUI TRUST & BANKING CO., LTD., NEW
                             YORK BRANCH, as a Bank


                             By: /s/ Margaret Holloway
                                 ------------------------------------------
                                 Name: Margaret Holloway
                                 Title: Vice President & Manager


                             UNION PLANTERS BANK, as a Bank


                             By: /s/ Michael F. Sparta
                                 ------------------------------------------
                                 Name: Michael F. Sparta
                                 Title: Vice President


                             BANK ONE, TEXAS, NA, as a Bank


                             By: /s/ Craig F. Hartberg
                                 ------------------------------------------
                                 Name: Craig F. Hartberg
                                 Title: Senior Vice President

                                   SCHEDULE I

                       Commitment Amounts and Percentages;
                      Lending Offices; Addresses for Notice


                     A. Commitment Amounts and Percentages.


                                                   COMMITMENT         COMMITMENT
NAME OF BANK                                         AMOUNT           PERCENTAGE
- ------------                                      -----------         ----------
CHEMICAL BANK                                     $87,000,000           5.800%

BANK OF AMERICA NATIONAL TRUST                     55,500,000           3.700
  AND SAVINGS ASSOCIATION

CREDIT LYONNAIS CAYMAN ISLAND BRANCH               55,500,000           3.700

DEUTSCHE BANK AG,                                  55,500,000           3.700
  NEW YORK AND/OR CAYMAN ISLANDS BRANCH

THE FIRST NATIONAL BANK OF CHICAGO                 55,500,000           3.700

THE INDUSTRIAL BANK OF JAPAN,                      55,500,000           3.700
  LIMITED, ATLANTA AGENCY

MORGAN GUARANTY TRUST COMPANY                      55,500,000           3.700
  OF NEW YORK

NATIONSBANK, N.A                                   55,500,000           3.700

PNC BANK, KENTUCKY, INC                            55,500,000           3.700

COOPERATIEVE CENTRALE RAIFFEISEN-                  55,500,000           3.700
  BOERENLEENBANK B.A. "RABOBANK
  NEDERLAND", NEW YORK BRANCH

THE SAKURA BANK, LTD                               55,500,000           3.700
  NEW YORK BRANCH

THE SUMITOMO BANK LIMITED,                         55,500,000           3.700
  NEW YORK BRANCH

TORONTO DOMINION (TEXAS), INC                      55,500,000           3.700

WACHOVIA BANK OF GEORGIA, N.A                      55,500,000           3.700

FIRST INTERSTATE BANK OF CALIFORNIA                51,750,000           3.450

THE FUJI BANK LIMITED                              51,750,000           3.450

THE MITSUBISHI BANK, LTD                           41,625,000           2.775

DAI ICHI KANGYO BANK                               41,250,000           2.750

THE BANK OF NEW YORK                               37,500,000           2.500

SUNTRUST BANK, NASHVILLE, N.A                      37,500,000           2.500

                                                   COMMITMENT         COMMITMENT
NAME OF BANK                                         AMOUNT           PERCENTAGE
- ------------                                      -----------         ----------
THE MITSUBISHI TRUST AND BANKING                  $32,625,000           2.175%
  CORPORATION/THE BANK OF TOKYO
  TRUST COMPANY 1/

ABN AMRO BANK N.V                                  30,000,000           2.000

THE TOKAI BANK, LIMITED, NEW YORK BRANCH           30,000,000           2.000

FIRST UNION NATIONAL BANK OF                       28,125,000           1.875
  NORTH CAROLINA

THE NORTHERN TRUST COMPANY                         28,125,000           1.875

MELLON BANK, N.A                                   20,625,000           1.375

ARAB BANK PLC, GRAND CAYMAN BRANCH                 18,750,000           1.250

THE BANK OF NOVA SCOTIA                            18,750,000           1.250

CITIBANK, N.A                                      18,750,000           1.250

COMMERZBANK AG                                     18,750,000           1.250

DEN DANSKE BANK AKTIESELSKAB                       18,750,000           1.250

FIRST AMERICAN NATIONAL BANK                       18,750,000           1.250

FLEET NATIONAL BANK OF CONNECTICUT                 18,750,000           1.250

BANK ONE, TEXAS, N.A                               18,750,000           1.250

NATIONAL CITY BANK, KENTUCKY                       18,750,000           1.250

BARNETT BANK OF TAMPA, N.A                         15,000,000           1.000

UNITED STATES NATIONAL BANK OF OREGON              13,125,000           0.875

THE SUMITOMO TRUST & BANKING CO.,                  11,250,000           0.750
  LTD., NEW YORK BRANCH

YASUDA TRUST AND BANKING                           11,250,000           0.750

THE BANK OF YOKOHAMA LTD.,                          9,375,000           0.625
  NEW YORK BRANCH

BANCA NAZIONALE DEL LAVORO S.P.A.-                  9,375,000           0.625
  NEW YORK BRANCH

THE BOATMAN'S NATIONAL BANK OF ST. LOUIS            9,375,000           0.625

THE MITSUI TRUST & BANKING CO., LTD.,               9,375,000           0.625
  NEW YORK BRANCH

UNION PLANTERS BANK                                 3,750,000           0.250
                                               --------------          -------

TOTAL                                          $1,500,000,000          100.00%
                                               ==============          =======

- ----------

1/ On March 31, 1996, The Mitsubishi Trust and Banking Corporation (commitment amount of $31,250,000/commitment percentage of 1.250%) is expected to merge with The Bank of Tokyo Trust Company (commitment amount of
     $23,125,000/commitment percentage .925%).

B.  LENDING OFFICES; ADDRESSES FOR NOTICE.

      CHEMICAL BANK
      -------------
      Domestic Lending Office:         Chemical Bank
                                       270 Park Avenue
                                       New York, NY  10017

      Eurodollar Lending Office:       Chemical Bank
                                       270 Park Avenue
                                       New York, NY  10017

      Address for Notices:             See subsection 8.2 of the Original
                                       Credit Agreement as adopted and
                                       incorporated by reference into this
                                       Agreement

      BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION
      ------------------------------------------------------

      Domestic Lending Office:         Bank of America National Trust
                                         and Savings Association
                                       555 S. Flower Street
                                       Mail Code 5618
                                       Los Angeles, CA 90071

      Eurodollar Lending Office:       Bank of America National Trust
                                         and Savings Association
                                       1850 Gateway Blvd., 4th Floor
                                       Concord, CA  94520

      Address for Notices:             Bank of America National Trust
                                         and Savings Association
                                       555 S. Flower Street
                                       Los Angeles, CA  90071
                                       Attention:  James Emslie
                                       Telecopy:  (213) 228-2756
                                       Confirmation:  (213) 228-2669

                                       Attention:  Wyatt Ritchie
                                       Telecopy:  (213) 228-2756
                                       Confirmation:  (213)  228-9734

      CREDIT LYONNAIS CAYMAN ISLAND BRANCH
      ------------------------------------
      Domestic Lending Office:         Credit Lyonnais Cayman Island
                                         Branch
                                       c/o Credit Lyonnais
                                       1301 Avenue of the Americas
                                       20th Floor
                                       New York, NY 10019

      Eurodollar Lending Office:       Credit Lyonnais Cayman Island
                                         Branch
                                       c/o Credit Lyonnais

                                       1301 Avenue of the Americas
                                       20th Floor
                                       New York, NY 10019

      Address for Notices:             Credit Lyonnais Cayman Island
                                         Branch
                                       c/o Credit Lyonnais
                                       1301 Avenue of the Americas
                                       20th Floor
                                       New York, NY  10019
                                       Attention:  Farboud Tavangar
                                       Telecopy:  (212) 261-3440
                                       Confirmation:  (212) 261-7832

                                       Credit Lyonnais (New York)
                                       1301 Avenue of the Americas
                                       New York, NY  10019
                                       Attention:  Evan S. Wasser
                                       Telecopy:  (212) 261-3440
                                       Confirmation:  (212) 261-7748

      DEUTSCHE BANK AG, NEW YORK AND/OR CAYMAN ISLANDS BRANCHES
      ---------------------------------------------------------

      Domestic Lending Office:         Deutsche Bank AG,
                                         New York Branch
                                       31 West 52nd Street
                                       New York, NY  10019

      Eurodollar Lending Office:       Deutsche Bank, AG,
                                       Cayman Islands Branch
                                       31 West 52nd Street
                                       New York, NY  10019

      Address for Notices:             Deutsche Bank AG,
                                         New York Branch
                                       31 West 52nd Street
                                       New York, NY  10019
                                       Attention:  Robert A. Maddux,
                                         Director
                                       Telecopy: (212) 474-8212
                                       Confirmation: (212) 474-8228

      THE FIRST NATIONAL BANK OF CHICAGO
      ----------------------------------

      Domestic Lending Office:         The First National Bank of Chicago
                                       First National Plaza
                                       Mail Suite 0091
                                       Chicago, IL  60670-0091

      Eurodollar Lending Office:       The First National Bank of Chicago
                                       First National Plaza
                                       Mail Suite 0091
                                       Chicago, IL  60670-0091

      Address for Notices:             The First National Bank of Chicago

                                       First National Plaza
                                       Mail Suite 0091
                                       Chicago, IL  60670-0091
                                       Attention:  William S. Wheatley
                                       Telecopy:  (312) 732-2016
                                       Confirmation:  (312) 732-5033

      THE INDUSTRIAL BANK OF JAPAN, LIMITED, ATLANTA AGENCY
      -----------------------------------------------------

      Domestic Lending Office:         The Industrial Bank of Japan
                                         Trust Company
                                       245 Park Avenue
                                       New York, NY  10167

      Eurodollar Lending Office:       The Industrial Bank of Japan
                                         Trust Company
                                       245 Park Avenue
                                       New York, NY  10167

      Address for Notices:             The Industrial Bank of Japan,
                                         Limited, Atlanta Agency
                                       191 Peachtree Street NE, Suite 3600
                                       Atlanta, GA  30303
                                       Attention:  Jackie Brunetto
                                       Telecopy:  (404) 577-6818
                                       Confirmation:  (404) 420-3325

      MORGAN GUARANTY TRUST COMPANY OF NEW YORK
      -----------------------------------------

      Domestic Lending Office:         Morgan Guaranty Trust Company
                                         of New York
                                       60 Wall Street
                                       New York, NY 10160

      Eurodollar Lending Office:       Morgan Guaranty Trust Company
                                         of New York
                                       Nassau, Bahamas Office
                                       c/o J.P. Morgan Services Inc.
                                       Euro-Loan Servicing Unit
                                       Morgan Christiana Center
                                       500 Stanton Christiana Road
                                       Newark, DE  19713

      Address for Notices:             Morgan Guaranty Trust Company
                                        of New York
                                       60 Wall Street
                                       New York, NY 10160
                                       Attention: Penelope Cox
                                       Telecopy: (212) 648-6018
                                       Confirmation: (212) 648-6414

      NATIONSBANK, N.A.
      -----------------

      Domestic Lending Office:         NationsBank, N.A.
                                       One NationsBank Plaza
                                       Charlotte, NC  28255

      Eurodollar Lending Office:       NationsBank, N.A.
                                       One NationsBank Plaza
                                       Charlotte, NC  28255

      Address for Notices:             NationsBank, N.A.
                                       One National Bank Plaza, 5th Floor
                                       Nashville, TN  37239
                                       Attention:  Ashley Crabtree
                                       Telecopy:  (615) 749-4640

      PNC BANK, KENTUCKY, INC.
      ------------------------

      Domestic Lending Office:         PNC Bank, Kentucky, Inc.
                                       Citizens Plaza
                                       Louisville, KY 40296

      Eurodollar Lending Office:       PNC Bank, Kentucky, Inc.
                                       Citizens Plaza
                                       Louisville, KY 40296

      Address for Notices:             PNC Bank (Pittsburgh-Fifth Avenue)
                                       2 PNC Plaza
                                       620 Liberty Avenue
                                       Pittsburgh, PA  16265
                                       Attention:  Edward Weisto
                                       Telecopy:  (412)762-2784

                                       PNC Bank, Kentucky, Inc.
                                       500 West Jefferson Street
                                       8th Floor
                                       Louisville, KY  40296
                                       Attention:  Jefferson Green
                                       Telecopy:  (502) 581-2302
                                       Confirmation:  (502) 581-4734

      COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A.,
      "RABOBANK NEDERLAND", NEW YORK BRANCH
      -----------------------------------------------------

      Domestic Lending Office:         Rabobank Nederland
                                       245 Park Avenue
                                       New York, NY  10167

      Eurodollar Lending Office:       Rabobank Nederland
                                       245 Park Avenue
                                       New York, NY  10167

      Address for Notices:             Rabobank Nederland (Atlanta)
                                       1 Atlantic Center, Suite 3460-1201,
                                       Peachtree Street

                                       Atlanta GA  30309-3400
                                       Attention:  Terrell Boyle
                                       Telecopy:  (404) 877-9150
                                       Confirmation:  (404) 877-9106

      THE SAKURA BANK, LTD. NEW YORK BRANCH
      -------------------------------------

      Domestic Lending Office:         The Sakura Bank, Ltd.
                                         New York Branch
                                       277 Park Avenue
                                       New York, NY  10172

      Eurodollar Lending Office:       The Sakura Bank, Ltd.
                                         New York Branch
                                       277 Park Avenue
                                       New York, NY  10172

      Address for Notices:             The Sakura Bank, Ltd.
                                         New York Branch
                                       277 Park Avenue
                                       45th Floor
                                       New York, NY  10172
                                       Attention:  Masahiro Nakajo
                                       Telecopy:  (212) 888-7651
                                       Confirmation:  (212) 756-6773

      THE SUMITOMO BANK LIMITED, NEW YORK BRANCH
      ------------------------------------------

      Domestic Lending Office:         The Sumitomo Bank Limited,
                                         New York Branch
                                       One World Trade Center
                                       Suite 9651
                                       New York, NY 10048

      Eurodollar Lending Office:       The Sumitomo Bank Limited,
                                         New York Branch
                                       One World Trade Center
                                       Suite 9651
                                       New York, NY 10048

      Address for Notices:             The Sumitomo Bank Limited,
                                         New York Branch
                                       277 Park Avenue, 6th Floor
                                       New York, NY  10167
                                       Attention:  Jeffrey L. Toner
                                       Telecopy:  (212) 224-5188
                                       Confirmation:  (212) 224-4142

      TORONTO DOMINION (TEXAS), INC.
      ------------------------------

      Domestic Lending Office:         The Toronto-Dominion Bank,
                                         Houston Agency
                                       909 Fannin Street, Suite 1700
                                       Houston, TX  77010

      Eurodollar Lending Office:       The Toronto-Dominion Bank,
                                         Houston Agency
                                       909 Fannin Street, Suite 1700
                                       Houston, TX  77010

      Address for Notices:             The Toronto-Dominion Bank
                                         (New York)
                                       31 West 52nd Street
                                       New York  10019-6101
                                       Attention:  Robert F. Maloney
                                       Telecopy:  (212) 974-0396
                                       Confirmation:  (212) 358-0750

      WACHOVIA BANK OF GEORGIA, N.A.
      ------------------------------

      Domestic Lending Office:         Wachovia Bank of Georgia, N.A.
                                       191 Peachtree Street, N.E.
                                       Atlanta, GA  30303

      Eurodollar Lending Office:       Wachovia Bank of Georgia, N.A.
                                       191 Peachtree Street, N.E.
                                       Atlanta, GA  30303

      Address for Notices:             Wachovia Bank of Georgia, N.A.
                                       191 Peachtree Street, N.E.
                                       28th Floor
                                       Atlanta, GA  30303
                                       Attention:  Nick Weaver
                                       Telecopy:  (404) 332-5016
                                       Confirmation:  (404) 332-4062

      FIRST INTERSTATE BANK OF CALIFORNIA
      -----------------------------------

      Domestic Lending Office:         First Interstate Bank of
                                         California
                                       1055 Wilshire Boulevard, B10-6
                                       Los Angeles, California 90017

      Eurodollar Lending Office:       First Interstate Bank of
                                         California
                                       Nassau Branch
                                       c/o 1055 Wilshire Boulevard, B10-6
                                       Los Angeles, California  90017

      Address for Notices:             First Interstate Bank of
                                         California
                                       222 West Adams Street
                                       Suite 2180

                                       Chicago, IL  60606
                                       Attention:  James Lent
                                       Telecopy:  (312) 553-4783
                                       Confirmation:  (312) 553-4777


      THE FUJI BANK LIMITED
      ---------------------

      Domestic Lending Office:         The Fuji Bank, Limited
                                       225 West Wacker Drive
                                       Chicago, IL  60606

      Eurodollar Lending Office:       The Fuji Bank, Limited
                                       225 West Wacker Drive
                                       Chicago, IL  60606

      Address for Notices:             The Fuji Bank, Limited (Atlanta)
                                       245 Peachtree Center Avenue, NE,
                                       Suite 21
                                       Atlanta GA 30303-1208
                                       Attention: Brett Johnson
                                       Telecopy: (404) 653-2119
                                       Confirmation: (404) 653-2113

      THE MITSUBISHI BANK, LTD.
      -------------------------

      Domestic Lending Office:         The Mitsubishi Bank, Ltd.
                                       2 World Financial Center
                                       225 Liberty Street
                                       39th Floor
                                       New York, NY 10281

      Eurodollar Lending Office:       The Mitsubishi Bank, Ltd.
                                       2 World Financial Center
                                       225 Liberty Street
                                       39th Floor
                                       New York, NY 10281

      Address for Notices:             The Mitsubishi Bank, Ltd.
                                       2 World Financial Center
                                       225 Liberty Street
                                       New York, NY  10281
                                       Attention:  Hiroaki Fuchida
                                       Telecopy:  (212) 667-3562
                                       Confirmation:  (212) 667-2884

      DAI ICHI KANGYO BANK
      --------------------

      Domestic Lending Office:         Dai Ichi Kangyo Bank (Atlanta)
                                       285 Peachtree St., Suite 2400
                                       Atlanta, GA  30303



      Eurodollar Lending Office        Dai Ichi Kangyo Bank (Atlanta)
                                       285 Peachtree St., Suite 2400
                                       Atlanta, GA  30303

      Address for Notices:             Dai Ichi Kangyo Bank (Atlanta)
                                       285 Peachtree St., Suite 2400
                                       Atlanta, GA  30303
                                       Attention:  Gunther Kittel
                                       Telecopy:  (404) 581-9657
                                       Confirmation:  (404) 581-0200

      THE BANK OF NEW YORK
      ---------------------

      Domestic Lending Office:         The Bank of New York
                                       One Wall Street, 22nd Floor
                                       New York, NY  10286


      Eurodollar Lending Office:       The Bank of New York
                                       One Wall Street, 22nd Floor
                                       New York, NY  10286

      Address for Notices:             The Bank of New York
                                       One Wall Street
                                       New York, NY  10286
                                       Attention: Gregory Batson
                                       Telecopy: (212) 635-6434
                                       Confirmation: (212) 635-6898

      SUNTRUST BANK, NASHVILLE, N.A.
      ------------------------------

      Domestic Lending Office:         Suntrust Bank, Nashville, N.A.
                                       201 Fourth Avenue North
                                       Nashville, TN  37244

      Eurodollar Lending Office:       Suntrust Bank, Nashville, N.A.
                                       201 Fourth Avenue North
                                       Nashville, TN  37244

      Address for Notices:             Suntrust Bank, Nashville, N.A.
                                       201 Fourth Avenue North
                                       Nashville, TN  37244
                                       Attention:  Kevin Lavender
                                       Telecopy:  (615) 748-5161
                                       Confirmation:  (615) 748-4465

      THE MITSUBISHI TRUST AND BANKING CORPORATION
      --------------------------------------------

      Domestic Lending Office:         The Mitsubishi Trust and
                                         Banking Corporation
                                       520 Madison Avenue
                                       25th Floor
                                       New York, NY 10022

      Eurodollar Lending Office:       The Mitsubishi Trust and
                                         Banking Corporation
                                       520 Madison Avenue
                                       25th Floor
                                       New York, NY 10022

      Address for Notices:             The Mitsubishi Trust and
                                         Banking Corporation
                                       520 Madison Avenue
                                       New York, NY  10022
                                       Attention:  Clifford Teller
                                       Telecopy:  (212) 644-6825
                                       Confirmation:  (212) 891-8269

      THE BANK OF TOKYO TRUST COMPANY
      -------------------------------

      Domestic Lending Office:         The Bank of Tokyo Trust
                                         Company
                                       1251 Avenue of the Americas
                                       New York, NY  10116

      Eurodollar lending Office:       The Bank of Tokyo Trust
                                         Company
                                       1251 Avenue of the Americas
                                       New York, NY  10116

      Address for Notices:             The Bank of Tokyo Trust
                                         Company
                                       1251 Avenue of the Americas
                                       12th Floor
                                       New York, NY  10116
                                       Attention:  Amanda Ryan
                                       Telecopy:  (212) 782-6440
                                       Confirmation:  (212) 782-4322

      ABN AMRO BANK N.V.
      ------------------

      Domestic Lending Office:         ABN AMRO Bank N.V. -
                                       Pittsburgh Branch
                                       One PPG Place, Suite 2950
                                       Pittsburgh, PA  15222-5400

      Eurodollar Lending Office:       ABN AMRO Bank N.V. -
                                        Pittsburgh Branch
                                       One PPG Place, Suite 2950
                                       Pittsburgh, PA  15222-5400

      Address for Notices:             ABN AMRO Bank N.V. -
                                         Pittsburgh Branch
                                       One PPG Place, Suite 2950
                                       Pittsburgh, PA  15222-5400
                                       Attention:  Dennis F. Lennon
                                       Telecopy:  (412) 566-2266
                                       Confirmation:  (412) 566-2256

      THE TOKAI BANK, LIMITED, NEW YORK BRANCH
      ----------------------------------------

      Domestic Lending Office:         The Tokai Bank, Ltd.
                                         New York Branch
                                       55 East 52nd Street
                                       New York, NY  10055

      Eurodollar Lending Office:       The Tokai Bank, Ltd.
                                         New York Branch
                                       55 East 52nd Street
                                       New York, NY  10055

      Address for Notices:             The Tokai Bank, Ltd.
                                         New York Branch
                                       55 East 52nd Street
                                       11th Floor
                                       New York, NY  10055
                                       Attention:  Masaharu Muto
                                       Telecopy:  (212) 754-2170
                                       Confirmation:  (212) 339-1120

                                       Attention:  Stuart Schulman
                                       Telecopy:  (212) 754-2170
                                       Confirmation:  (212) 339-1117

      FIRST UNION NATIONAL BANK OF NORTH CAROLINA
      -------------------------------------------

      Domestic Lending Office:         First Union National
                                         Bank of North Carolina
                                       One First Union Center
                                       301 S. College Street
                                       Charlotte, NC  28288

      Eurodollar Lending Office:       First Union National
                                         Bank of North Carolina
                                       One First Union Center
                                       301 S. College Street
                                       Charlotte, NC  28288

      Address for Notices:             First Union National
                                         Bank of North Carolina
                                       One First Union Center
                                       301 S. College Street, TW19
                                       Charlotte, NC  28288
                                       Attention:  John W. Ransom
                                       Telecopy:  (704) 383-9144
                                       Confirmation:  (704) 383-5212

      THE NORTHERN TRUST COMPANY
      --------------------------

      Domestic Lending Office:         The Northern Trust Company
                                       50 South La Salle Street
                                       Chicago, IL  60675

      Eurodollar Lending Office:       The Northern Trust Company
                                       50 South La Salle Street
                                       Chicago, IL  60675

      Address for Notices:             The Northern Trust Company
                                       50 South La Salle Street, B-11
                                       Chicago, IL  60675
                                       Attention:  Lia Taylor
                                       Telecopy:  (312) 444-3508
                                       Confirmation:  (312) 444-4196

      MELLON BANK, N.A.
      -----------------

      Domestic Lending Office:         Mellon Bank, N.A.
                                       2 Mellon Bank Center
                                       Room 270
                                       Pittsburgh, PA 15259

      Eurodollar Lending Office:       Mellon Bank, N.A.
                                       2 Mellon Bank Center
                                       Room 270
                                       Pittsburgh, PA 15259

      Address for Notices:             Mellon Bank, N.A.
                                       2 Mellon Bank Center
                                       Pittsburgh, PA  15259-0001
                                       Attention:  Marsha Wicker
                                       Telecopy:  (412) 234-9010
                                       Confirmation:  (412) 234-3594

      ARAB BANK PLC, GRAND CAYMAN BRANCH
      ----------------------------------

      Domestic Lending Office:         Arab Bank Plc, Grand Cayman
                                         Branch
                                       520 Madison Avenue
                                       New York, NY  10022

      Eurodollar Lending Office:       Arab Bank Plc, Grand Cayman
                                         Branch
                                       520 Madison Avenue
                                       New York, NY  10022

      Address for Notices:             Arab Bank Plc, Grand Cayman
                                         Branch
                                       520 Madison Avenue
                                       New York, NY  10022
                                       Attention:  Peter Boyadjian
                                       Telecopy:  (212) 593-4632
                                       Confirmation:  (212) 715-9702

      THE BANK OF NOVA SCOTIA
      -----------------------

      Domestic Lending Office:         The Bank of Nova Scotia
                                       600 Peachtree Street NE
                                       Suite 2700
                                       Atlanta, GA 30808

      Eurodollar Lending Office:       The Bank of Nova Scotia
                                       600 Peachtree Street NE
                                       Suite 2700
                                       Atlanta, GA 30808

      Address for Notices:             The Bank of Nova Scotia
                                       (Atlanta)
                                       600 Peachtree Street NE
                                       Suite 2700
                                       Atlanta, GA  30308
                                       Attention:  Carolyn Lopez
                                       Telecopy:  (404) 888-8998
                                       Confirmation:  (408) 877-1507

      CITIBANK, N.A.
      --------------

      Domestic Lending Office:         Citicorp North America, Inc.
                                       2001 Ross Avenue
                                       Suite 1400
                                       Dallas, TX 75201

      Eurodollar Lending Office:       Citicorp North America, Inc.
                                       2001 Ross Avenue
                                       Suite 1400
                                       Dallas, TX 75201

      Address for Notices:             Citicorp (New York)
                                       399 Park Avenue
                                       New York, NY
                                       Attention:  Margaret Brown
                                       Telecopy:  (212) 793-3053
                                       Confirmation:  (212) 659-0501

      COMMERZBANK AG
      --------------

      Domestic Lending Office:         Commerzbank AG
                                       Two World Financial Center
                                       32nd Floor
                                       New York, NY 10281

      Eurodollar Lending Office:       Commerzbank AG
                                       Two World Financial Center
                                       32nd Floor
                                       New York, NY 10281

      Address for Notices:             Commerzbank AG (Atlanta)
                                       1230 Peachtree Street N.E.
                                       Suite 3500
                                       Atlanta, GA  30309
                                       Attention:  Eric Kagerer
                                       Telecopy: (404) 888-6539
                                       Confirmation:  (404) 888-6517


      DEN DANSKE BANK AKTIESELSKAB
      ----------------------------

      Domestic Lending Office:         Den Danske Bank Aktieselskab
                                       (New York)
                                       280 Park Avenue, 4th Floor
                                       East Building
                                       New York, NY 10017

      Eurodollar Lending Office:       Den Danske Bank Aktieselskab
                                       (New York)
                                       280 Park Avenue, 4th Floor
                                       East Building
                                       New York, NY 10017

      Address for Notices:             Den Danske Bank Aktieselskab
                                       (New York)
                                       280 Park Avenue, 4th Floor
                                       East Building
                                       New York, NY  10017
                                       Attention;  Mogens Sondergard
                                       Telecopy:  (212) 370-9239
                                       Confirmation:  (212)  984-8472

      FIRST AMERICAN NATIONAL BANK
      ----------------------------

      Domestic lending Office:         First American National Bank
                                       327 Union Street
                                       Nashville, TN  37237

      Eurodollar Lending Office:       First American National Bank
                                       327 Union Street
                                       Nashville, TN  37237

      Address for Notices:             First American National Bank
                                       (Nashville)
                                       300 Union Street, 2nd Floor
                                       Nashville, TN  37237
                                       Attention:  Sandra Hamrick
                                       Telecopy:  (615) 748-2812
                                       Confirmation:  (615) 748-2191

      FLEET NATIONAL BANK OF CONNECTICUT
      ----------------------------------

      Domestic Lending Office:         Fleet Bank (Boston)
                                       76 State Street
                                       Mail Stop MABOFO4A
                                       Boston, MA  02109

      Eurodollar Lending Office:       Fleet Bank (Boston)
                                       76 State Street
                                       Mail Stop MABOFO4A
                                       Boston, MA  02109

      Address for Notices:             Fleet National Bank of Connecticut
                                       76 State Street
                                       Mail Stop MABOFO4A
                                       Boston, MA  02109
                                       Attention:  Amy Fredericks
                                       Telecopy:  (617) 343-1634
                                       Confirmation:  (617)  346-1646

      BANK ONE, TEXAS, NA
      -------------------

      Domestic Lending Office:         Bank One, Texas, NA
                                       500 Throckmorton
                                       Fort Worth, TX  76102

      Eurodollar Lending Office:       Bank One, Texas, NA
                                       500 Throckmorton
                                       Fort Worth, TX  76102

      Address for Notices:             Bank One, Texas, NA (Dallas)
                                       1717 Main Street
                                       Dallas, TX  75201
                                       Attention:  J.R. Thomas
                                       Telecopy:  (214) 290-2683
                                       Confirmation:  (214) 290-2586

      NATIONAL CITY BANK, KENTUCKY
      ----------------------------

      Domestic Lending Office:         National City Bank, Kentucky
                                       101 South Fifth Street
                                       Louisville, KY  40202

      Eurodollar Lending Office:       National City Bank, Kentucky
                                       101 South Fifth Street
                                       Louisville, KY  40202


      Address for Notices:             National City Bank, Kentucky
                                       National City Tower
                                       Suite 800
                                       Louisville, KY  40202
                                       Attention:  Deroy Scott
                                       Telecopy:  (502) 581-4424
                                       Confirmation:  (502) 581-7821

      BARNETT BANK OF TAMPA, N.A.
      ---------------------------

      Domestic Lending Office:         Barnett Bank of Tampa, N.A.
                                       50 North Laura Street
                                       Jacksonville, FL  32202

      Eurodollar Lending Office:       Barnett Bank of Tampa, N.A.
                                       50 North Laura Street
                                       Jacksonville, FL  32202

      Address for Notices:             Barnett Bank of Tampa, N.A.
                                        (Jacksonville)
                                       50 North Laura Street
                                       Jacksonville, FL  32202
                                       Attn:  Larry Katz
                                       Telecopy:  (904) 791-7063
                                       Confirmation:  (904) 791-5081

      UNITED STATES NATIONAL BANK OF OREGON
      -------------------------------------

      Domestic Lending Office:         United States National Bank
                                         of Oregon
                                       555 S.W. Oak Street
                                       Suite 400
                                       Portland, OR 97204

      Eurodollar Lending Office:       United States National Bank
                                         of Oregon
                                       555 S.W. Oak Street
                                       Suite 400
                                       Portland, OR 97204

      Address for Notices:             United States National Bank
                                         of Oregon
                                       555 S.W. Oak Street
                                       Suite 400
                                       Portland, OR  97204
                                       Attention:  Fiza Noordin
                                       Telecopy:  (503) 275-4267
                                       Confirmation:  (503) 275-6360

      THE SUMITOMO TRUST & BANKING CO., LTD., NEW YORK BRANCH
      -------------------------------------------------------

      Domestic Lending Office:         Sumitomo Trust & Banking (New York)
                                       527 Madison Avenue, 8th Floor
                                       New York, NY  10022

      Eurodollar Lending Office:       Sumitomo Trust & Banking (New York)
                                       527 Madison Avenue, 8th Floor
                                       New York, NY  10022

      Address for Notices:             Sumitomo Trust & Banking (New York)
                                       527 Madison Avenue, 8th Floor
                                       New York, NY  10022
                                       Attention:  Robin Schreiber
                                       Telecopy:  (212) 418-4848
                                       Confirmation:  (212) 326-0781

      YASUDA TRUST AND BANKING
      ------------------------
      Domestic Lending Office:         Yasuda Trust and Banking
                                       666 Fifth Avenue
                                       New York, NY  10103

      Eurodollar Lending Office:       Yasuda Trust and Banking
                                       666 Fifth Avenue
                                       New York, NY  10103

      Address for Notices:             Yasuda Trust and Banking
                                       285 Peachtree Center NE, Suite 2104
                                       Atlanta, GA  30303
                                       Attention: Sanjay Sinha
                                       Telecopy: (404) 584-7816
                                       Confirmation: (404) 584-7807

      THE BANK OF YOKOHAMA LTD., NEW YORK BRANCH
      ------------------------------------------

      Domestic Lending Office:         Bank of Yokohama Ltd. (New York)
                                       One World Trade Center, Suite 8067
                                       New York, NY  10048

      Domestic Lending Office:         Bank of Yokohama Ltd. (New York)
                                       One World Trade Center, Suite 8067
                                       New York, NY  10048

      Domestic Lending Office:         Bank of Yokohama Ltd. (New York)
                                       One World Trade Center, Suite 8067
                                       New York, NY  10048
                                       Attention:  Michael Cantone
                                       Telecopy:  (212) 938-5450
                                       Confirmation:  (212) 775-1700 x 213

      BANCA NAZIONALE DEL LAVORO S.P.A.-NEW YORK BRANCH
      -------------------------------------------------

      Domestic Lending Office:         Banca Nazionale del Lavoro
                                       S.P.A. (New York)
                                       25 West 51st Street, 3rd Floor
                                       New York, NY  10019

      Eurodollar Lending Office:       Banca Nazionale del Lavoro
                                       S.P.A. (New York)
                                       25 West 51st Street, 3rd Floor
                                       New York, NY  10019

      Address for Notices:             Banca Nazionale del Lavoro
                                       S.P.A. (New York)
                                       25 West 51st Street, 3rd Floor
                                       New York, NY  10019
                                       Attention:  Giulio Giovine
                                       Telecopy:  (212) 765-2978
                                       Confirmation:  (212) 581-0710

                                       Attention:  Roberto Mancone
                                       Telecopy:  (312) 444-9410
                                       Confirmation:  (312) 444-9250

      THE BOATMEN'S NATIONAL BANK OF ST. LOUIS
      ----------------------------------------

      Domestic Lending Office:         The Boatmen's National Bank
                                         of St. Louis
                                       One Boatmen's Plaza
                                       800 Market Street
                                       St. Louis, MO  63166

      Eurodollar Lending Office:       The Boatmen's National Bank
                                          of St. Louis
                                       One Boatmen's Plaza
                                       800 Market Street
                                       St. Louis, MO  63166

      Address for Notices:             The Boatmen's National Bank
                                         of St. Louis
                                       800 Market Street
                                       St. Louis, MO  63166-0236
                                       Attention:  David Wilsdorf
                                       Telecopy:  (314) 466-7783
                                       Confirmation:  (314) 466-7681

      THE MITSUI TRUST & BANKING CO., LTD., NEW YORK BRANCH
      -----------------------------------------------------

      Domestic Lending Office:         Mitsui Trust & Banking (Chicago)
                                       190 South LaSalle Street
                                       Suite 1900
                                       Chicago, IL 60603

      Eurodollar Lending Office:       Mitsui Trust & Banking (Chicago)
                                       190 South LaSalle Street
                                       Suite 1900
                                       Chicago, IL 60603

      Address for Notices:             Mitsui Trust & Banking (Chicago)
                                       190 South LaSalle Street
                                       Suite 1900
                                       Chicago, IL  60603
                                       Attention:  Koichi Yokoyama
                                       Telecopy:  (312)  201-0593
                                       Confirmation:  (312)  201-4707

      UNION PLANTERS BANK
      -------------------

      Domestic Lending Office:         Union Planters National Bank
                                       401 Union Street, Second Floor
                                       Nashville, TN  37219

      Eurodollar Lending Office:       Union Planters National Bank
                                       401 Union Street, Second Floor
                                       Nashville, TN  37219

      Address for Notices:             Union Planters National Bank
                                       401 Union Street, Second Floor
                                       Nashville, TN  37219
                                       Attention: Mike Sparta
                                       Telecopy: (615) 726-4274
                                       Confirmation: (615) 726-4394

                                                                    SCHEDULE III


                      COLUMBIA HCA HEALTHCARE CORPORATION
                    Summary Schedule of Total Indebtedness
                               December 31, 1995




Long-term debt:
- --------------
Secured debt:
        Medical City Dallas - Capitalized lease ..........      $34,358,303
        Other secured debt ...............................      168,936,653
                                                             --------------

        Total secured debt ...............................      203,294,956


Unsecured debt (net of discounts):
- ---------------------------------

        Notes and debebtures

        7.15% notes due 2004 .............................      148,816,040
        6.5% notes due 1999 ..............................      174,172,222
        6.125% notes due 2000 ............................      149,073,084
        7.5% debebtures due 2023 .........................      147,499,627
        8.36% debentures due 2024 ........................      149,042,740
        6.91% debentures due 2005 ........................      465,439,654
        7.69% debentures due 2025 ........................      287,492,918
        6.41% notes due 2000 .............................      196,064,000
        7.58% debentures due 2025 ........................      123,790,669
        7.19% debentures due 2015 ........................      148,691,020
        7.50% debentures due 2095 ........................      197,750,012
        7.05% debentures due 2027 ........................      148,688,466
        $200 mil floating rate notes .....................      170,231,757
        8.126% MTN due 2003 ..............................       99,467,595
        8.02% MTN due 2002 ...............................       49,739,884
        7.60% MTN due 2001 ...............................       49,748,103
        $100 mil floating rate notes .....................       99,978,268
        8.05% MTN due 2006 ...............................       54,680,726
        8.85% MTN due 2007 ...............................      148,048,498
        9.0% MTN due 2014 ................................      148,711,082
        8.7% MTN due 2010 ................................      148,981,613
        6.63% MTN due 2002 ...............................      149,217,300
        6.73% MTN due 2003 ...............................       99,473,717
        8.87% MTN due 2003 ...............................      124,270,994
        Zero coupon deb due 1997-2002 ....................      154,938,793
        8.00% debentures due 1996 ........................      107,858,834
        Other notes and debentures .......................        7,450,203
                                                             --------------

                   Total notes and debentures ............    3,949,317,839
                                                             --------------

        Commercial paper .................................    2,907,444,236

        Bank borrowings ..................................      105,311,110

        Other unsecured debt .............................       43,788,332


Subordinated notes and debentures (net of discounts)

        6.75% debentures due 2006 ........................      112,504,143
        10.33% Sr Swiss notes due 1998 ...................       54,453,455
        Other subordinated notes and debentures ..........        3,730,163
                                                             --------------

                   Total subordinated notes and debentures      170,687,761
                                                             --------------

Total consolidated long-term debt (12/31/95) .............   $7,379,844,234
                                                             --------------


Commitments and contingencies:
- -----------------------------

Letters of credit (beneficiary):
        TIG Insurance Company ............................        3,850,000
        Arizona State Treasurer ..........................        1,500,000
        AmSouth Bank of Alabama ..........................        8,000,000
        Texas Workers Compensation .......................        1,374,675
        Commonwealth of Kentucky Workers Compensation ....        2,821,414
        Mid-America Health Partners, Inc. ................        1,477,500
        The Fidelity & Casualty Company of New York ......       57,731,756
        Louisiana Patient Compensation Fund ..............        1,000,000
        Louisiana Patient Compensation Fund ..............        3,825,000
        Travelers Insurance Company ......................       17,401,050
        General Reinsurance Corporation ..................        5,079,479
        AmSouth Bank of Alabama ..........................        1,218,000
        The St. Paul Fire and Marine Insurance Company ...       15,500,000
        Other letters of credit ..........................        5,700,112
                                                             --------------

                   Total letters of credit ...............      126,278,986

Guarantees of indebtedness (beneficiary):

        First Security Bank of Nevada ....................        3,500,000
        Key Bank of Utah .................................        4,100,000
        Other guarantees of indebtedness .................          500,000
                                                             --------------

                   Total guarantees of indebtedness ......        8,100,000
                                                             --------------

Total commitments and contingencies (12/31/95) ...........      134,378,986
                                                             --------------

TOTAL INDEBTEDNESS (12/31/95) ............................   $7,514,223,220
                                                             ==============